EXHIBIT 13


                             JOINT FILING AGREEMENT
                             ----------------------

                  In accordance with Rule 13d-1(f) under the Securities Exchange Act of 1934, as amended, the persons named below agree to the joint filing on behalf of each of them of an amendment or amendments to the Third Amended and Restated Joint Statement on Schedule 13D, dated November 19, 1999. This Joint Filing Agreement shall be included as an Exhibit to such joint filing. In evidence thereof, each of the undersigned, being duly authorized, hereby executed this Agreement this 11th day of January, 2001.


TAMMS INVESTMENT COMPANY,
LIMITED PARTNERSHIP

By:  TAMMS MANAGEMENT
     CORPORATION, MANAGING
     GENERAL PARTNER

By:  /s/  Micky Arison
     --------------------------
     Micky Arison, President


TAMMS MANAGEMENT
CORPORATION

By:  /s/  Micky Arison
     --------------------------
     Micky Arison, President


CONTINUED TRUST FOR MICKY
ARISON, JMD DELAWARE, INC.,
TRUSTEE

By:  /s/  Denison H. Hatch, Jr.
     --------------------------
     Denison H. Hatch, Jr.
     Secretary


MICKY ARISON 1997 HOLDINGS
TRUST, JMD DELAWARE, INC.,
TRUSTEE

By:  /s/  Denison H. Hatch, Jr.
     --------------------------
     Denison H. Hatch, Jr.
     Secretary of Corporate Trustee


MA 1997 HOLDINGS, L.P., MA 1997
HOLDINGS, INC., GENERAL
PARTNER

By:  /s/  Denison H. Hatch, Jr.
     --------------------------
     Denison H. Hatch, Jr., Secretary


MA 1997 HOLDINGS, INC.

By:  /s/  Denison H. Hatch, Jr.
     --------------------------
     Denison H. Hatch, Jr., Secretary


MICKY ARISON 1994 "B" TRUST,
JMD DELAWARE, INC., TRUSTEE

By:  /s/  Denison H. Hatch, Jr.
     --------------------------
     Denison H. Hatch, Jr.
     Secretary of Corporate Trustee


MA 1994 B SHARES, L.P., MA 1994 B
SHARES, INC., GENERAL PARTNER

By:  /s/  Denison H. Hatch, Jr.
     --------------------------
     Denison H. Hatch, Jr.
     Secretary

MA 1994 B SHARES, INC.

By:  /s/  Denison H. Hatch, Jr.
     --------------------------
     Denison H. Hatch, Jr.
     Secretary


/s/  Micky Arison
-------------------------------
Micky Arison


SHARI ARISON IRREVOCABLE
GUERNSEY TRUST, BALLUTA
LIMITED, TRUSTEE

By:  /s/  Philip Scales
     --------------------------
     Philip Scales


CONTINUED TRUST FOR SHARI
ARISON DORSMAN, JMD
DELAWARE, INC., TRUSTEE

By:  /s/  Denison H. Hatch, Jr.
     --------------------------
     Denison H. Hatch, Jr.
     Secretary


TED ARISON 1994 IRREVOCABLE
TRUST FOR SHARI NO. 1, CITITRUST
(JERSEY) LIMITED, TRUSTEE

By:  /s/  Janice Kearsey
     --------------------------
     Janice Kearsey, Director


/s/  Shari Arison
-------------------------------
Shari Arison


/s/  Marilyn B. Arison
-------------------------------
Marilyn B. Arison


JMD DELAWARE, INC.

By:  /s/  Denison H. Hatch, Jr.
     --------------------------
     Denison H. Hatch, Jr.
     Secretary


/s/  James M. Dubin
-------------------------------
James M. Dubin


1992 IRREVOCABLE TRUST FOR LIN
NUMBER TWO, THE ROYAL BANK
OF SCOTLAND TRUST COMPANY
(JERSEY) LIMITED, TRUSTEE

By:  /s/  David Ballingall
     --------------------------
     David Ballingall

By:  /s/  Timothy Renault
     --------------------------
     Timothy Renault


ARISON FOUNDATION, INC.

By:  /s/  Arnaldo Perez
     --------------------------
     Arnaldo Perez


THE ROYAL BANK OF SCOTLAND
TRUST COMPANY (JERSEY) LIMITED

By:  /s/  David Ballingall
     --------------------------
     David Ballingall

By:  /s/  Timothy Renault
     --------------------------
     Timothy Renault


CITITRUST (JERSEY) LIMITED

By:  /s/  Janice Kearsey
     --------------------------
     Janice Kearsey, Director


JMD PROTECTOR, INC.

By:  /s/  James M. Dubin
     --------------------------
     James M. Dubin

     President, Director


BALLUTA LIMITED

By:  /s/  Philip Scales
     --------------------------
     Philip Scales


MARILYN B. ARISON IRREVOCABLE
DELAWARE TRUST, JMD
DELAWARE, TRUSTEE

By:  /s/  Denison H. Hatch, Jr.
     --------------------------
     Denison H. Hatch, Jr.
     Secretary of Corporate Trustee


MBA I, LLC

By:  /s/  Denison H. Hatch, Jr.
     --------------------------
     Denison H. Hatch, Jr.
     Executive Vice President,
     Secretary and Treasurer


CONTINUED TRUST FOR
MICHAEL ARISON,
JMD DELAWARE, TRUSTEE

By:  /s/  Denison H. Hatch, Jr.
     --------------------------
     Denison H. Hatch, Jr.
     Secretary of Corporate Trustee


MICHAEL ARISON 1999
IRREVOCABLE DELAWARE TRUST
JMD DELAWARE, TRUSTEE

By:  /s/  Denison H. Hatch, Jr.
     --------------------------
     Denison H. Hatch, Jr.
     Secretary of Corporate Trustee